EXHIBIT 99.1

H. Slayton Dabney, Jr. (VSB No. 14145)
Patrick L. Hayden (VSB No. 30351)
McGUIREWOODS LLP
One James Center
901 East Cary Street
Richmond, VA 23219
(804) 775-1000
Counsel for Debtors and Debtors in Possession


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF VIRGINIA
                               Alexandria Division

                                          )        Chapter 11 Cases
In re:                                    )
                                          )        Case Nos. 02-80125, 02-80126,
MOTIENT CORPORATION,                      )        02-80128 and 02-80129-RGM
et al.,                                   )
                                          )
    Debtors.                              )        Jointly Administered
                                          )

                        ORDER CONFIRMING DEBTORS' AMENDED
                       JOINT PLAN OF REORGANIZATION UNDER
                        CHAPTER 11 OF THE BANKRUPTCY CODE

         Upon the Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated February 27, 2002, as may have been amended and/or modified at or in connection with the hearing on confirmation thereof (the "Confirmation Hearing"), or by this Order (the "Plan"), which is (i) described on the record of the Confirmation Hearing, and (ii) annexed hereto as Exhibit A; and upon the related disclosure statement (the "Disclosure Statement"); and (a) upon the record of the hearing held before this Court on February 22, 2002 where this Court approved the Disclosure Statement and upon that certain Order (I) Approving the Form and Manner of Notice of the Disclosure Statement Hearing;
(II) Establishing a Record Date; (III) Approving the Disclosure Statement; (IV) Establishing Notice and Objection Procedures for Confirmation of the Plan; (V) Approving Solicitation Packages and Procedures for Distribution; and (VI) Approving Forms of Ballots and Establishing Procedures for Voting on the Plan (the "Disclosure Statement Order") signed by the Court on March 1, 2002; (b) upon the declaration of Diane Streany of Bankruptcy Services, LLC ("BSI"), the Debtors' balloting agent, sworn to on April 19, 2002 (the "Ballot Certification") and filed with the Court on April 22, 2002; (c) it appearing from the affidavits of mailing filed with this Court and the Ballot Certification that copies of the Disclosure Statement, notice of the Confirmation Hearing (as defined below), the Disclosure Statement Order, ballots for acceptances or rejections of the Plan, and notices of non-voting status were transmitted to the holders of Claims against and Equity Interests in the Debtors and other parties in interest as required by the Disclosure Statement Order, and such transmissions at such time being due and adequate notice under the circumstances; (d) the Disclosure Statement Order having fixed April 16, 2002 as the deadline for filing of objections to confirmation of the Plan; (e) upon the Plan Supplement, filed with this Court by the Debtors on March 15, 2002 (as modified on April 9, 2002); (f) upon the objections and responses to the Plan filed by (i) the United States Trustee, (ii) Credit Suisse First Boston, (iii) Lezham, L.L.C., Thomas Ewanco and Chris Brooks, (iv) Eric Assouline, (v) Prospect Street High Income Portfolio, Inc. and Jim Dondero, and (vi) the Commonwealth of Pennsylvania, Department of Revenue (collectively, the "Objections"), and the responses of the Debtors thereto filed on April 23, 2002; and (g) upon the Motion Pursuant to Bankruptcy Rules 3013 and 9019 for an Order
(i) Approving Settlement Agreement with Rare Medium Group, Inc. and (ii) Determining Membership in Class 5 of the Plan (the "Rare Settlement Motion"); and the Confirmation Hearing having been held on April 25, 2002 to consider confirmation of the Plan; and a hearing on the Rare Settlement Motion having been conducted in conjunction with the Confirmation Hearing; and upon the full and complete record of the Confirmation Hearing and all matters and proceedings heretofore part of the record of these cases; and after due deliberation and sufficient cause appearing therefor;
                                                              FINDINGS

                  IT IS HEREBY FOUND that:
A.       Definitions.  All capitalized  terms used but not defined herein shall
         -----------
have the meanings ascribed to such terms in the Plan.
B.       Notice of Confirmation Hearing.  Notice of the Confirmation Hearing and
         ------------------------------
the relevant deadlines for submission of objections and ballots, as prescribed by this Court in the Disclosure Statement Order, has been provided, as more fully reflected in the relevant affidavits of service filed herein, and such notice is adequate and sufficient pursuant to section 1128 of the Bankruptcy Code, Bankruptcy Rules 2002(b) and 3020(b) and other applicable law and rules.
C.       Notice of the Rare Settlement Motion.  Notice of the Rare Settlement
         ------------------------------------
Motion was adequate and sufficient pursuant to the Bankruptcy Code and applicable rules.
D.       Transmission of Ballots.  Ballots were transmitted to holders of Claims
         -----------------------
and Equity Interests in Classes eligible to vote on the Plan in accordance with the Disclosure Statement Order.
E.       Good Faith Solicitation.  The Debtors solicited votes for the Plan in
         -----------------------
good faith and in a manner consistent with the Bankruptcy Code and the Bankruptcy Rules.
F.       Ballot Certification (Bankruptcy Rule 3018). The Ballot Certification
         --------------------
provided by BSI is consistent with Bankruptcy Rule 3018.
G.       Proper Classification (11 U.S.C. ss.ss. 1122(a), 1123(a)(1)). The
         ---------------------
classification scheme of Claims and Equity Interests under the Plan is reasonable. Claims or Equity Interests in each Class are substantially similar to other Claims or Equity Interests in such Class and the Plan satisfies the requirements of section 1122(a) of the Bankruptcy Code. Administrative Expense Claims, Priority Tax Claims and Fee Claims have not been classified and are excluded from the Classes set forth in the Plan. The Plan establishes the following Classes and subclasses of Claims and Equity Interests: Class 1A (Motorola's Secured Claim), Class 1B (Compaq Financial Services Capital Equipment Lease Claim), Class 1C (Avaya Financial Services Capital Equipment Lease Claim), Class 1D (Other Secured Claims),1 Class 2 (Priority Non-tax Claims), Class 3 (Senior Note Claims), Class 4 (Trade Claims), Class 5 (Senior Indebtedness Claims), Class 6A (Other Unsecured Claims Against Corporation), Class 6B (Other Unsecured Claims Against Holdings), Class 6C (Other Unsecured Claims Against Communications), Class 6D (Other Unsecured Claims Against
Services), Class 7 (Interdebtor Claims), Class 8A (Motient Equity - Common Stock), Class 8B (Motient Equity - Other Equity Interests), Class 9 (Equity Interests in Holdings, Communications and Services), Class 10 (Existing Securities Law Claims) and Class 11 (510(c) Claims). The Plan satisfies the requirements of section 1123(a)(1) of the Bankruptcy Code.
H.       Impaired Classes (11 U.S.C. ss.ss. 1123(a)(2)-(3)).  The following
         ----------------
classes of Claims or Equity Interests (the "Voting Classes") are impaired and entitled to vote under the Plan: Class 2 (Priority Non-tax Claims), Class 3 (Senior Note Claims), Class 4 (Trade Claims), Class 5 (Senior Indebtedness Claims), Class 6A (Other Unsecured Claims Against Corporation), Class 6B (Other Unsecured Claims Against Holdings), Class 6C (Other Unsecured Claims Against Communications), Class 6D (Other Unsecured Claims Against Services), and Class 8A (Motient Equity - Common Stock). All other Classes of Claims or Equity Interests are either unimpaired under the Plan (Subclasses 1A, 1B, 1C and 1D, and Class 7) or deemed to reject the Plan by virtue of receiving no Distributions thereunder (Subclass 8B and Classes 9, 10 and 11). The treatment of Claims and Equity Interests in impaired Classes is specified in section 4 of the Plan, and the Plan satisfies the requirements of sections 1123(a)(2) and 1123(a)(3) of the Bankruptcy Code.
I.       Treatment of Claims Within Classes (11 U.S.C.ss.1123(a)(4)).  The Plan
         -----------------------------------------------------------
provides for the same treatment for each Claim or Equity Interest of a particular Class, and the Plan satisfies the requirements of section 1123(a)(4) of the Bankruptcy Code.
J.       Means for Implementation (11 U.S.C.ss.1123(a)(5)).  The Plan provides
         -------------------------------------------------
for adequate means for its implementation, and therefore satisfies the requirements of section 1123(a)(5) of the Bankruptcy Code.
K.       Non-voting Equity Securities (11 U.S.C.ss.1123(a)(6)).  Section 5.7(b)
         -----------------------------------------------------
of  the  Plan  provides  that  the  Amended   Certificate  of  Incorporation  of
Reorganized Motient is to include a provision prohibiting the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code, and therefore satisfies the requirements of such section.
L.       Board of Directors (11 U.S.C. ss. 1123(a)(7)). The provisions of the
         ------------------
Plan with respect to the manner of selection of the officers and directors of the Reorganized Debtors are consistent with the interests of creditors and equity security holders and with public policy, and the Plan satisfies the requirements of section 1123(a)(7) of the Bankruptcy Code.
M.       Impairment/Unimpairment (11 U.S.C.ss.1123(b)(1)).  The Plan impairs or
         ------------------------------------------------
leaves unimpaired, as the case may be, each Class of Claims or Equity Interests, and therefore complies with the provisions of section 1123(b)(1) of the Bankruptcy Code.
N.       Additional Plan Provisions (11 U.S.C.ss.1123(b)). The Plan's provisions
         ------------------------------------------------
are appropriate and notinconsistent with applicable provisions of the Bankruptcy Code.
O.       Compliance with Bankruptcy Code (11 U.S.C.ss.1129(a)(1)).  The Plan
         --------------------------------------------------------
complies with the applicable provisions of the Bankruptcy Code including, without limitation, sections 1122 and 1123 of the Bankruptcy Code. Therefore, the Plan satisfies the requirements of section 1129(a)(1) of the Bankruptcy Code.
P.       Compliance with Bankruptcy Rule 3016(a).  In addition, in accordance
         ---------------------------------------
with Bankruptcy Rule 3016(a), the Plan is dated and identified with the names of the Debtors.
Q.       Debtors' Compliance with Bankruptcy Code (11 U.S.C.ss.1129(a)(2)).  The
         -----------------------------------------------------------------
Debtors, as the proponents of the Plan, have complied with the applicable provisions of the Bankruptcy Code including, without limitation, sections 1125 and 1126 of the Bankruptcy Code, and have therefore satisfied the requirements of section 1129(a)(2) of the Bankruptcy Code.
R.       Plan Proposed in Good Faith (11 U.S.C.ss.ss.1129(a)(3)).  The Plan has
         -------------------------------------------------------
been proposed in good faith and not by any means forbidden by law, and therefore satisfies the requirements of section 1129(a)(3) of the Bankruptcy Code.
S.       Payments for Services or Costs and Expenses (11 U.S.C. ss. 1129(a)(4)).
         -------------------------------------------
Any payments made or to be made by the Debtors for services or for costs and expenses in, or in connection with, the Debtors' chapter 11 cases, have been approved by, or are subject to the approval of, this Court as reasonable. Accordingly, the Plan satisfies the requirements of section 1129(a)(4) of the Bankruptcy Code.
T.       Directors and Officers (11 U.S.C. ss. 1129(a)(5)(A)). In accordance
         ----------------------
with section 5.6 of the Plan, on April 23, 2002, the Debtors filed a schedule setting forth the identities of the persons who will be appointed or who will continue to serve as the directors and senior officers of Reorganized Motient (as modified on April 24, 2002, the "D&O Schedule"). The D&O Schedule provides, in furtherance of Section 5.6 of the Plan, that the directors and senior officers of the Reorganized Debtors (other than Reorganized Motient) shall be those officers and directors in office immediately prior to the Effective Date (until each is removed or replaced pursuant to applicable law or in accordance with such Reorganized Debtors' corporate governance procedure). The appointment or retention of such parties is consistent with the interests of creditors and equity security holders and with public policy. Accordingly, the Plan satisfies the requirements of section 1129(a)(5)(A) of the Bankruptcy Code.
U.       Insiders (11 U.S.C. ss. 1129(a)(5)(B)). Pursuant to section 1129(a)(5)
         --------
(B) of the Bankruptcy Code, the Debtors have disclosed in the D&O Schedule the identity of any principal insider who will be employed or retained by the Reorganized Debtors immediately following the Effective Date and the nature of any compensation of such insider.
V.       No Rate Changes (11 U.S.C.ss.1129(a)(6)).  No governmental regulatory
         ----------------------------------------
commission has jurisdiction over the rates of the Debtors, or no rate changes are proposed in the Plan. Therefore, the requirements contained in section 1129(a)(6) of the Bankruptcy Code have been satisfied.
W.       Best Interests of Creditors (11 U.S.C. ss. 1129(a)(7)). With respect to
         ---------------------------
each impaired Class of Claims against or Equity Interests in the Debtors, as set forth in the Liquidation Analysis annexed as Exhibit D to the Disclosure Statement, each holder of a Claim or Equity Interest of such Class: (a) has accepted the Plan; or (b) will receive or retain under the Plan, on account of such Claim or Equity Interest, property of a value, as of the Effective Date, that is not less than the amount that such holder would so receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code on such date. Accordingly, the Plan satisfies the requirements of section 1129(a)(7) of the Bankruptcy Code.
X.       Acceptance by Certain Classes (11 U.S.C. ss. 1129(a)(8)). As evidenced
         -----------------------------
by the Ballot Certification, the Plan has been accepted by Class 3 (Senior Note Claims), Class 4 (Trade Claims), Class 5 (Senior Indebtedness Claims), Class 6A (Other Unsecured Claims against Motient), Class 6B (Other Unsecured Claims against Holdings), Class 6C (Other Unsecured Claims against Communications), Class 6D (Other Unsecured Claims against Services), and Class 8A (Motient Equity
- Common Stock) in accordance with section 1126 of the Bankruptcy Code and consistent with Bankruptcy Rule 3018 and the Disclosure Statement Order. Classes 1A, 1B, 1C, 1D and 7 are not impaired under the Plan, and such Classes (and all holders of Claims in such Classes) are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.2
Y.       No Votes Received in Certain Class. No ballots were received by any
         ----------------------------------
member of Class 2 (Priority Non-tax Claims) of the Plan. To the extent that the Plan is deemed rejected by the members of Class 2, because the members of Class 2 are to receive payment in full of their allowed claims under the Plan, the Plan nevertheless may be confirmed because, as further described below, the requirements of section 1129(b) of the Bankruptcy Code are satisfied.
Z.       Rejection by Certain Classes. The Plan is deemed rejected, pursuant to
         ----------------------------
section 1126(g) of the Bankruptcy Code, by the members of Classes 8B, 9, 10 and 11, who will receive no distributions on account of their Claims or Equity Interests. With respect to each Class of Claims or Equity Interests designated by the Plan, other than Classes 8B, 9, 10 and 11, either: (a) such Class has accepted the Plan; or (b) such Class is not impaired under the Plan. Accordingly, the requirements of section 1129(a)(8) of the Bankruptcy Code have been satisfied with respect to all Claims and Equity Interests other than those in Classes 8B, 9, 10 and 11. The Plan nevertheless may be confirmed because, as described below, the requirements of section 1129(b) of the Bankruptcy Code are satisfied.
AA.      Treatment of Administrative and Tax Claims (11 U.S.C. ss. 1129(a)(9)).
         ------------------------------------------
Except to the extent that the holder of an Allowed Claim has agreed or will agree to a different treatment of such Claim, the Plan provides that Allowed Administrative Expense Claims, Fee Claims and Priority Tax Claims, respectively, will be treated in accordance with section 1129(a)(9) of the Bankruptcy Code.
BB.      Acceptance by Impaired Classes (11 U.S.C. ss. 1129(a)(10)). The Plan
         ------------------------------
has been accepted by at least one impaired Class of Claims which acceptance has been determined without including any acceptance of the Plan by any insider holding a Claim in such Class (namely, Classes 3, 4, 5, 6A, 6D and 8A). Accordingly, the requirements of section 1129(a)(10) of the Bankruptcy Code are satisfied with respect to the Plan.
CC.      Feasibility (11 U.S.C. ss. 1129(a)(11)). Based on the record, the Plan
         -----------
is not likely to be followed by the liquidation or need for further financial reorganization of any Debtor or Reorganized Debtor. Accordingly, the requirements of section 1129(a)(11) of the Bankruptcy Code are satisfied with respect to the Plan.
DD.      Payment of Fees (11 U.S.C. ss. 1129(a)(12)). The fees payable under 28
         ---------------
U.S.C. ss. 1930 constitute  administrative  expenses  entitled to priority under section 507(a)(1) of the Bankruptcy Code, and the treatment of such fees in the Plan satisfies the requirements of section 1129(a)(12) of the Bankruptcy Code.
EE.      Continuation of Retiree Benefits (11 U.S.C. ss. 1129(a)(13)). The
         --------------------------------
Debtors are not obligated to pay any retiree benefits (as defined in section 1114 of the Bankruptcy Code), and section 1129(a)(13) of the Bankruptcy Code is inapplicable to the Plan.
FF.      Interdebtor Claims (11 U.S.C. ss. 1129(b)). Reinstatement of the Inter-
         ------------------
debtor Claims under the Plan is consistent with section 1129(b) of the Bankruptcy Code because the Interdebtor Claims arise from intercompany transactions and full or partial reinstatement of such Claims preserves and maximizes the value of the estates. Significant impairment of the Interdebtor Claims may harm the operations of the Debtors, which in turn may diminish the enterprise value of Reorganized Motient to the detriment of unsecured creditors of the estates whose distributions under the Plan are securities.

GG.      Fair and Equitable; No Unfair Discrimination (11 U.S.C. ss. 1129(b)).
         --------------------------------------------
          (I) The requirements of section 1129(b) of the Bankruptcy Code are satisfied as to Class 2 because (a) the members of Class 2 will receive under the Plan the allowed amount of their claims, and (b) the Plan is fair and equitable, and does not discriminate unfairly, with respect to such Class.

          (II) The requirements of section 1129(b) of the Bankruptcy Code are satisfied as to Class 8B and Class 9 because (a) there is no Class of Claims or Equity Interests junior to such Classes retaining or receiving any property under the Plan, and (b) the Plan is fair and equitable, and does not discriminate unfairly, with respect to such Class.

          (III) The requirements of section 1129(b) of the Bankruptcy Code are satisfied as to Class 10 and Class 11 because (a) there are no known members of Class 10 and Class 11 so the Classes are receiving the allowed amount of such claims, (b) there is no Class of Claims or Equity Interests junior to such Classes retaining or receiving any property under the Plan except for the common stock interests in Motient, and (c) the Plan is fair and equitable, and does not discriminate unfairly, with respect to such Classes.
HH.       Valuation.  Based on the  testimony  and  evidence  adduced  or
          ---------
proffered at the Confirmation Hearing, the Debtors' Enterprise Value is approximately $234 million.
II.       Only One Plan (11 U.S.C. ss. 1129(c)).  Other than the Plan (including
          -------------
previous versions thereof), no plan has been filed in this case. Accordingly, the requirements of section 1129(c) of the Bankruptcy Code have been satisfied.
JJ.       Principal Purpose of the Plan (11 U.S.C. ss.  1129(d)).  No party in
          -----------------------------
interest that is a governmental unit has requested that the Court not confirm the Plan on grounds that the principal purpose of the Plan is the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act of 1933, and the principal purpose of the Plan is not such avoidance. Accordingly, the Plan satisfies the requirements of section 1129(d) of the Bankruptcy Code.
KK.       Condition  Precedent to the Effective Date of the Plan. The conditions
          ------------------------------------------------------
precedent  to the  occurrence  of the  Effective  Date of the Plan  contained in section 9 of the Plan have been satisfied, or will be satisfied or waived by the Debtors.
LL.      Good Faith  Solicitation  (11 U.S.C.  ss.  1125(e)).  The Debtors, and
         ------------------------
the Creditors Committee to the extent applicable, and each of their Representatives have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code, pursuant to section 1125(e) of the Bankruptcy Code, with respect to the administration of the Plan, the solicitation of acceptances with regard thereto and the securities and other property to be distributed thereunder. The Reorganized Debtors are successors to the Debtors within the meaning of sections 1125(e) and 1145(a) of the Bankruptcy Code. The letter in support of the Plan by the Creditors Committee filed with the Court on or about March 8, 2002, was submitted in good faith, and in compliance with the applicable provisions of the Bankruptcy Code, pursuant to section 1125(e) of the Bankruptcy Code.
MM.      Releases.  Each of the Representatives  shares an identity  of interest
         --------
with  the  Debtors  and has  contributed  to the  Debtors'  reorganization.  The releases, waivers of claims and related injunctions contained in the Plan as modified in this Order with regard to such parties are essential to such reorganization.
NN.      Modification of Plan (11 U.S.C. ss. 1127(a)). The Plan,  to the  extent
         --------------------
modified prior to confirmation and hereby, satisfies the requirements of section 1127(a) of the Bankruptcy Code and Bankruptcy Rule 3019.
OO.      Assumption and Rejection.  Section 8 of  the Plan,  which  governs the
         ------------------------
assumption and rejection of executory contracts and unexpired leases, and the Schedule of Rejected Contracts and Leases contained in the Plan Supplement, satisfy the requirements of section 365(b) of the Bankruptcy Code.
PP.      Plan Supplement and Plan Documents.  The Plan Documents, including, but
         ----------------------------------
not limited to, those set forth in the Plan Supplement, as filed on or about March 15, 2002 and as modified on or about April 9, 2002, are necessary and appropriate to implement the Plan.

QQ.      Satisfaction  of  Confirmation Requirements. The Plan satisfies the
         -------------------------------------------
requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

RR.      Retention of Jurisdiction.  This Court may properly retain jurisdiction
         -------------------------
over the matters set forth in section 11 of the Plan and section 1142 of the Bankruptcy Code.
SS.      Objections to the Rare  Settlement Motion.  No objections to the relief
         -----------------------------------------
requested in the Rare Settlement Motion have been filed other than the objection thereto filed by Credit Suisse First Boston (the "CSFB Rare Settlement Objection").
TT.      Exemption from Securities Laws. The Plan Securities and the Old Motient
         ------------------------------
Equity Warrants to be issued pursuant to the Plan will be issued in exchange or principally in exchange for claims against or interests in the Debtors. Section 1145(a) of the Bankruptcy Code is applicable to the issuance of the Plan Securities including, without limitation, the New Motient Common Stock, the Professional Plan Securities and the Employee Incentive Plan Securities, and the Old Motient Equity Warrants to be issued pursuant to the Plan and to the issuance of the New Motient Common Stock issuable upon exercise of the Old Motient Equity Warrants.
UU.      Validly Issued  and Fully Paid.  The Plan Securities, including without
         ------------------------------
limitation the New Motient Common Stock, the Professional Plan Securities and the Employee Incentive Plan Securities, and the Old Motient Equity Warrants, when issued in accordance with section 5.8 of the Plan, and the New Motient Common Stock issuable upon the exercise of the Old Motient Equity Warrants, when issued in accordance with the terms of the Old Motient Equity Warrants and the Old Motient Equity Warrant Agreement, will be duly and validly issued and fully paid and non-assessable. DECREES

               IT IS THEREFORE ORDERED, ADJUDGED AND DECREED THAT:
1.       Objections.  To the extent that any Objections have not been withdrawn
         ----------
prior to entry of this Order or otherwise resolved as stated on the record of the Confirmation Hearing, all such Objections are hereby overruled. The CSFB Rare Settlement Objection was withdrawn and resolved as stated on the record of the Confirmation Hearing.
2.       Bankruptcy Rule 7052.  The findings of this Court set forth above and
         --------------------
the conclusions of law stated herein, and on the record at the Confirmation Hearing, shall constitute findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding by Bankruptcy Rule 9014. To the extent any finding of fact shall be determined to be a conclusion of law, it shall be so deemed, and vice versa.

3.       Solicitation.  The Plan satisfies section 1125 of the Bankruptcy Code
         ------------
without the need for resolicitation.
4.       Confirmation. The Plan, as supplemented by the Plan Documents including
         ------------
the Plan Supplement, as modified, and as modified by this Order, is hereby confirmed pursuant to section 1129 of the Bankruptcy Code.
5.       Treatment of Claims and Equity Interests.  The treatment of Claims and
         ----------------------------------------
Equity Interests as provided in the Plan is approved.

6.       Occurrence of the Effective Date.  Upon the occurrence of the Effective
         --------------------------------
Date:

(a)      Board of Directors. Pursuant to section 5.6 of the Plan, all existing
         ------------------
directors of Motient Corporation shall be deemed to have resigned as directors and the individuals identified on the D&O Schedule shall become the directors of Reorganized Motient (the "New Board of Directors") and, as provided in the D&O Schedule, all existing officers of the Debtors and all existing directors of the Debtors other than Motient Corporation shall continue as in effect immediately prior to the Effective Date until removed or replaced pursuant to applicable law or in accordance with such Reorganized Debtors' corporate governance procedures;

(b)      Remaining 2001 Bonus Plan.  The Reorganized Debtors are authorized to
         -------------------------
implement the Remaining 2001 Bonus Plan pursuant to section 5.3 of the Plan;

(c)      Employee Incentive Plan.  Reorganized Motient is authorized to adopt
         -----------------------
and implement the Employee Incentive Plan pursuant to section 5.2 of the Plan. Reorganized Motient is authorized to issue all Employee Incentive Plan Securities in accordance with the terms set forth in the Employee Incentive Plan;

(d)      Retention Bonuses.  On the Effective Date, Reorganized Motient shall
         -----------------
pay the Retention Bonuses;

(e)      Change of Control Agreements.  On the Effective Date, Reorganized
         ----------------------------
Motient shall execute and deliver the Change of Control Agreements to those Persons who are entitled to receive them;

(f)      Registration Rights Agreement.  On the Effective Date, Reorganized
         -----------------------------
Motient shall execute and deliver the Registration Rights Agreement to those Persons who are entitled to receive it;

(g)      Newco.  On or as soon as reasonably practicable after the Effective
         -----
Date, Reorganized Motient shall cause Newco to be established as a wholly owned subsidiary of Reorganized Motient and shall transfer to Newco all of Motient's equity interest in Ventures. As soon as reasonably practicable thereafter, Newco shall issue to each holder of an Allowed Senior Indebtedness Claim a Senior Indebtedness Note for the Allowed Amount of the respective Senior Indebtedness Claim, in the form provided in the Rare Settlement Agreement;

(h)      Waiver of Subordination.  Upon delivery of the Senior Indebtedness
         -----------------------
Notes, and pursuant to section 5.1 of the Plan, all creditors shall be deemed to have waived any and all contractual subordination rights which they may have with respect to such distribution, and this Order shall permanently enjoin all holders of Claims from enforcing or attempting to enforce any such rights with respect to the distributions under the Plan;

(i)      Cancellation of Existing Securities and Agreements. Except for the
         --------------------------------------------------
purpose of evidencing a right to distributions under the Plan and except as expressly provided in the Plan, all of the agreements, instruments, and other documents evidencing the Claims or Equity Interests rights of any holder of a Claim or Equity Interest against the Debtors, including options or warrants to purchase Equity Interests, unvested common stock Equity Interests, any agreement obligating the Debtors to issue, transfer, or sell Equity Interests or any other capital stock of the Debtors and the Senior Notes shall be deemed cancelled and of no force or effect;

(j)      Cancellation  of Equity  Interests  in  Holdings,  Communications  and
         ----------------------------------------------------------------------
Services.  Except for the purpose of evidencing a right to distributions under
--------
the Plan, if any, all Equity Interests in Holdings, Communications and Services shall be cancelled and of no force or effect;

(k)      Statutory Fees. The Reorganized Debtors shall pay all fees incurred
         --------------
pursuant to 28 U.S.C. ss. 1930(a)(6); notwithstanding any provision of the Plan, including, without limitation, section 5.7(a) of the Plan, the Reorganized Debtors shall not be required to file with this Court and serve on the United States Trustee monthly financial reports for any post-confirmation periods; until such time as a final decree is entered closing these Reorganization Cases or the Reorganization Cases are converted or dismissed, or this Court orders otherwise, the Reorganized Debtors, no later than the end of the calendar month following each calendar quarter, shall provide the U.S. Trustee with statements of disbursements for the preceding calendar quarter;

(l)      Corporate Action. Reorganized Motient shall file the Amended
         ----------------
Certificate of Incorporation and an amended certificate of incorporation or other appropriate organization documents for each of the Reorganized Debtors (other than Reorganized Motient) with the applicable Secretary of State. Such amended certificates of incorporation shall prohibit the issuance of nonvoting equity securities, as required by sections 1123(a) and (b) of the Bankruptcy Code, subject to further amendment as permitted by applicable law;

(m)      Adoption of Amended Bylaws. The Amended Bylaws shall be deemed adopted
         --------------------------
by the Board of Directors of Reorganized Motient as of the Effective Date;

(n)      Assumption of Executory Contracts and Unexpired Leases. All executory
         ------------------------------------------------------
contracts and unexpired leases to which any of the Debtors are a party are hereby assumed by the respective Debtors that are parties to such executory contracts and unexpired leases, except for any executory contracts or unexpired leases that (i) have been assumed or rejected pursuant to previous order of the Bankruptcy Court, (ii) are designated, specifically or by category, as a contract or lease to be rejected on the Schedule of Rejected Contracts and Leases included in the Plan Supplement (which contracts and leases are hereby rejected as of the Effective Date), or (iii) are the subject of a separate motion to assume or reject filed under section 365 of the Bankruptcy Code by the Debtors and filed prior to the Effective Date;

(o)      Agreements Affecting Executory Contracts. For purposes hereof, each
         ----------------------------------------
executory contract and unexpired lease that relates to the use or occupancy of real property, whether (i) listed on the Schedule of Rejected Contracts and Leases, (ii) previously assumed or rejected pursuant to Final Order of the Bankruptcy Court, or (iii) assumed herein, shall include (a) modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, and (b) executory contracts or unexpired leases appurtenant to the premises, excluding any non-competition and like agreements but including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vault, tunnel or bridge agreements or franchises, and any other interests in real estate or rights in rem relating to such premises to the extent any of the foregoing are executory contracts or unexpired leases, unless any of the foregoing agreements are otherwise specifically assumed or rejected. The assumption of executory contracts and unexpired leases shall also include the affirmation of any guarantees or indemnification provided in regard to any such executory contract or unexpired lease by any other Debtor;

(p)      Rejection of Executory Contracts and Unexpired Leases.  Subject to
         -----------------------------------------------------
section 8.1 of the Plan, the executory contracts and unexpired leases on the Schedule of Rejected Contracts and Leases are hereby rejected by the respective Debtors as indicated on such Schedule as of the Effective Date;

(q)      Cure of Defaults. Except to the extent that different treatment has
         ----------------
been agreed to by the non-debtor party or parties to any executory contract or unexpired lease to be assumed, the amount necessary to cure each executory contract and unexpired lease to be assumed hereunder (pursuant to the provisions of sections 1123(a)(5)(G) and 1123(b)(2) of the Bankruptcy Code and consistent with the requirements of section 365 of the Bankruptcy Code), shall each be deemed to be $0.00 unless the non-debtor party to any such executory contract or unexpired lease, within thirty (30) days after the Effective Date, files a pleading with the Bankruptcy Court, and serves such pleading on the Reorganized Debtors, asserting a different cure amount on account of any such executory contract or unexpired lease to be assumed. The Reorganized Debtors shall have fifteen (15) days from the date of service to object to the cure amount asserted by any such party. If an objection is filed with respect to an executory contract or unexpired lease, this Court shall hold a hearing to determine the amount of the disputed cure amount. Notwithstanding the foregoing, at all times through the date that is five (5) Business Days after this Court enters an order resolving and fixing the amount of a disputed cure amount, the Debtors or Reorganized Debtors, as appropriate, shall have the right to reject such executory contract or unexpired lease;

(r)      Barred Rejection Claims. In the event that the rejection of an
         -----------------------
executory contract or unexpired lease by any of the Debtors pursuant to the Plan results in damages to the other party or parties to such contract or lease, a Claim for such damages shall be forever barred and shall not be enforceable against the Debtors, or their respective properties or interests in property as agents, successors, or assigns, unless a proof of claim has been filed with the Debtors' claims agent and served upon counsel for the Debtors on or before thirty (30) days after the Effective Date;

(s)      Survival of Corporate Indemnities. Any obligation of one or more of the
         ---------------------------------
Debtors, pursuant to their corporate charters and bylaws or agreements entered into any time prior to the Commencement Date, to indemnify a Representative with respect to all present and future actions, suits, and proceedings against a Debtor or a Representative, based upon any act or omission for or on behalf of a Debtor shall not be discharged or impaired by confirmation or consummation of the Plan. Such obligations shall be deemed and treated as executory contracts to be assumed by the respective Debtor pursuant to the Plan, and shall continue as obligations of the respective Reorganized Debtor;

(t)      Vesting of Assets. Pursuant to sections 1141(b) and (c) of the
         -----------------
Bankruptcy Code, except for leases and executory contracts that have not yet been assumed or rejected (which leases and contracts shall be deemed vested when and if assumed), all property of the Estates shall vest in the respective Reorganized Debtor corresponding to the Estate which owned such property, free and clear of all Claims, liens, encumbrances, charges, and other interests, except as provided under the Plan. Except as may otherwise be ordered by this Court, the Debtors shall have the right to cause any property of any Estate to vest in the Reorganized Debtor designated for such purpose by the Debtors. The Reorganized Debtors may operate their businesses and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as provided under the Plan;

(u)      Discharge of Claims and Termination of Equity Interests. Except as
         -------------------------------------------------------
otherwise expressly provided herein or in the Plan, the rights afforded in the Plan and the payments and distributions to be made thereunder shall discharge all existing debts and Claims, and terminate all Equity Interests (including, without limitation, unvested common stock Equity Interests) of any kind, nature, or description whatsoever against or in the Debtors or any of their assets or properties to the fullest extent permitted by section 1141 of the Bankruptcy Code. Except as otherwise provided herein or in the Plan, upon the Effective Date, all existing Claims against the Debtors and Equity Interests in the Debtors (including, without limitation, unvested common stock Equity Interests), shall be, and shall be deemed to be, discharged and terminated, and all holders of Claims and Equity Interests shall be precluded and enjoined from asserting against the Reorganized Debtors, or any of their assets or properties, any other or further Claim or Equity Interest based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date, whether or not such holder has filed a proof of claim or proof of equity interest;

(v)      Cancellation of Other Equity Interests in Class 8B. The Equity
         --------------------------------------------------
Interests in Motient in Class 8B of the Plan (including, without limitation, options, warrants, shares of restricted common stock that are not vested as of the Distribution Record Date, conversion rights or other rights, contractual or otherwise, to acquire any such interest including without limitation, any liquidation preferences or any redemption, exchange voting participation or dividend rights) are hereby deemed cancelled as of the Effective Date and shall receive no distribution under the Plan.

(w)      Discharge of Debtors. Upon the Effective Date and in consideration of
         --------------------
the distributions to be made under the Plan, except as otherwise provided therein, each holder (as well as any trustees and agents on behalf of each holder) of a Claim or Equity Interest and any affiliate of such holder shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Equity Interests, rights, and liabilities that arose prior to the Effective Date. All such persons shall be forever precluded and enjoined, pursuant to sections 105, 524, 1141 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against or terminated Equity Interest in the Debtors or Reorganized Debtors;

(x)      Dissolution of Creditors' Committee.  Except for the sole purposes of
         -----------------------------------
filing Fee Claims and seeking such further exculpation and releases as may be appropriate, the Creditors' Committee shall dissolve on the Effective Date;

(y)      Substantial Consummation.  On the Effective Date, the Plan shall be
         ------------------------
deemed to be substantially consummated pursuant to section 1101 of the Bankruptcy Code;

(z)      Releases. As of the Effective Date, each Debtor, Reorganized Debtor and
         --------
Estate hereby waives, releases and discharges, effective as of the discharge of the Senior Note Indenture, the Indenture Trustee and its affiliates, from any Claim arising from the beginning of time through the Confirmation Date related to his or her acts or omissions to act, except for willful misconduct, recklessness and gross negligence;

(aa)     Third-Party Releases. To the full extent permitted by applicable law,
         --------------------
eachholder of a Claim (whether or not Allowed) (excluding the claims of any governmental body and any Chapter 7 trustee that may be appointed in these cases) against or Equity Interest in a Debtor shall be enjoined from commencing or continuing any action, employment of process or act to collect, offset or recover and shall be deemed to release any Claim against a Representative and the Indenture Trustee and its affiliates arising from the beginning of time through the Confirmation Date related to such Representative's and such Indenture Trustee's and its affiliates' acts or omissions to act, except for willful misconduct, recklessness or gross negligence, provided that such party voted to accept the Plan or participated in the confirmation process and did not object to the provisions of section 10.7 of the Plan;

(bb)     Limitation on Releases.  Notwithstanding any language to the contrary
         ----------------------
in the Plan, no provision in the Plan shall release any non-Debtor, including any Representative, from liability that may be due in connection with any tax liabilities of the Debtors;

(cc)     Exculpation. Except with respect to obligations under the Plan and/or
         -----------
the Plan Documents, neither the Debtors, the Indenture Trustee and its affiliates, the Creditors' Committee, the Informal Committee, nor any of their respective members, officers, directors, employees, agents, or professionals, solely in their capacity as such, shall have or incur any liability to any holder of any Claim (excluding the claims of any governmental body and any Chapter 7 trustee that may be appointed in these cases) or Equity Interest for any act or omission in connection with, or arising out of, the Reorganization Cases and the confirmation of the Plan of Reorganization, except for willful misconduct, recklessness or gross negligence;

(dd)     Disbursing Agent. All distributions under the Plan initially shall be
         ----------------
made by the Disbursing Agent on or after the Effective Date as provided in the Plan. The Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by this Court; and in the event that the Disbursing Agent is so ordered, all costs and expenses of procuring any such bond or surety shall be borne by the Reorganized Debtors;

(ee)     Rights and Powers of Disbursing Agent. The Disbursing Agent shall be
         -------------------------------------
empowered to (i) effect all actions and execute all agreements, instruments, and other documents necessary to perform its duties under the Plan, (ii) make all distributions contemplated thereby, (iii) employ professionals to represent it with respect to its responsibilities, and pay such professionals without further application to or order of this Court; and (iv) exercise such other powers as may be vested in the Disbursing Agent by order of this Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper; and

(ff)     Expenses of Disbursing Agent. Except as otherwise ordered by this
         ----------------------------
Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including, without limitation, taxes) and any reasonable compensation and expense reimbursement claims (including, without limitation, reasonable attorney and other professional fees and expenses) made by the Disbursing Agent shall be paid in Cash by the Reorganized Debtors without further application to or order of this Court.

7.       Date of Distributions. Unless otherwise provided in the Plan, any
         ---------------------
distributions and deliveries to be made under the Plan shall be made on the Effective Date or as soon thereafter as is practicable. In the event that any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on or as soon as reasonably practicable after the next succeeding Business Day, but shall be deemed to have been completed as of the required date.
8.       Issuance of Plan Securities. Reorganized Motient is authorized to issue
         ---------------------------
the Plan Securities including, without limitation the New Motient Common Stock, the Professional Plan Securities and the Employee Incentive Plan Securities, and the Old Motient Equity Warrants in accordance with section 5.8 of the Plan, and to issue the New Motient Common Stock issuable upon the exercise of the Old Motient Equity Warrants, without the need for any further corporate action.

9.       Issuance of New Equity in Holdings, Communications and Services.  Each
         ---------------------------------------------------------------
of Holdings, Communications and Services, in accordance with section 5.12 of the Plan, is authorized to issue on the Effective Date new common stock as follows:
(a) Holdings will issue 100% of its common stock to Motient, (b) Communications will issue 100% of its common stock to Holdings, and (c) Services will issue 100% of its common stock to Holdings.
10.      Schedule of Rejected Contracts and Leases.  The Schedule of Rejected
         -----------------------------------------
Contracts and Leases, which designates executory contracts and unexpired leases to be rejected, specifically or by category, is hereby approved.
11.      Distribution Record Date. As of the close of business on the
         ------------------------
Distribution Record Date, the various transfer and claims registers for each of the Classes of Claims or Equity Interests as maintained by the Debtors, their respective agents, or the Indenture Trustees shall be deemed closed, and there shall be no further changes in the record holders of any of the Claims or Equity Interests. The Debtors shall have no obligation to recognize any transfer of the Claims or Equity Interests occurring after the close of business on the Distribution Record Date. The Debtors and the Indenture Trustees shall be entitled to recognize and deal for all purposes hereunder only with those record holders stated on the transfer ledgers as of the close of business on the Distribution Record Date, to the extent applicable.
12.      Fractional Shares and Fractional Warrants. No fractional shares of New
         -----------------------------------------
Motient Common Stock or fractional Old Motient Equity Warrants shall be distributed. For purposes of distribution, fractional shares of New Motient Common Stock or fractional Old Motient Equity Warrants shall be rounded down to the next whole number or zero, as applicable. Neither the Debtors, the Reorganized Debtors nor the Disbursing Agent shall have any obligation to make a distribution that is less than one (1) Old Motient Equity Warrant or one (1) share of New Motient Common Stock. Fractional shares or New Warrants that are not distributed in accordance with the Plan shall be returned to Reorganized Motient and cancelled.

13.      Delivery of Distributions. Except in regard to the Senior Notes,
         -------------------------
subject to Bankruptcy Rule 9010, unless otherwise provided herein, all distributions to any holder of an Allowed Claim or Equity Interest, shall be made at the address of such holder as set forth on the Schedules filed with the Bankruptcy Court or on the books and records of the Debtors or their agents, unless the Debtors have been notified, in advance, in writing of a change of address, including, without limitation, by the filing of a proof of claim or interest by such holder that contains an address for such holder different from the address reflected on such Schedules for such holder. In the event that any distribution to any holder is returned as undeliverable, no distribution to such holder shall be made unless and until the Disbursing Agent has been notified of the then current address of such holder, at which time or as soon as reasonably practicable thereafter such distribution shall be made to such holder without interest; provided, that, such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of one (1) year from the later of (i) the Effective Date and (ii) the date such holder's Claim is Allowed. After such date, all unclaimed property or interest in property shall revert to Reorganized Motient, and the Claim or Equity Interest of any other holder to such property or interest in property shall be discharged and forever barred. The Reorganized Debtors and the Disbursing Agent shall have no obligation to attempt to locate any holder of an Allowed Claim or Equity Interest other than by reviewing their books and records (including any proofs of claim filed against the Debtors).
14.      Distribution of Creditor Plan Securities. (i) All distributions of
         ----------------------------------------
Creditor Plan Securities made under the Plan in respect to the Senior Notes will be made to the Indenture Trustee, which, in turn, will distribute such property pursuant to the Senior Note Indenture. Without limiting the generality of the foregoing, all such property shall be applied by the Indenture Trustee, first, in respect to amounts due to the Indenture Trustee, together with its agents and attorneys, including reasonable fees and expenses and costs and expenses of collection, including, but not limited to, reasonable attorneys' fees (unless otherwise paid by the Debtors); and, second, pro rata to the record holders of the Senior Notes. As a condition of receiving any distribution as provided herein, each holder of the Senior Notes must (a) surrender any instruments or certificates representing or evidencing such Senior Notes held by each such holder to the Indenture Trustee accompanied by a letter of transmittal substantially in the form set forth in the Plan Supplement, or (b) to the extent such instruments or certificates representing or evidencing such Senior Notes are lost, execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Indenture Trustee and furnish a bond in form, substance and amount reasonably satisfactory to the Indenture Trustee. The Indenture Trustee will cancel and destroy each such instrument or certificate, and then promptly certify to the Debtors the destruction of each such instrument or certificate in accordance with the terms of the Senior Note Indenture. Any holder that fails to
(a) surrender such instrument or certificate, or (b) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Indenture Trustee and furnish a bond in form, substance, and amount reasonably satisfactory to the Indenture Trustee before the first anniversary of the Effective Date will be deemed to have forfeited all rights and Claims and may not participate in any distribution under the Plan in respect of such Claims. Any distribution so forfeited will become the sole and exclusive property of Reorganized Motient. (ii) Following distribution by the Indenture Trustee of the Creditor Plan Securities received in accordance with the Plan pursuant to the Senior Note Indenture, and following the cancellation and certification of the destruction of the instruments or certificates as provided above, the Indenture Trustee and its agents will be relieved of, and released from, all obligations associated with the Senior Notes arising under the Senior Note Indenture or under other applicable agreements or law and the Senior Note Indenture will be deemed to be discharged. (iii) On the Effective Date, or as soon thereafter as is practicable, the Debtors will pay, in cash, the amounts due, pursuant to the Senior Note Indenture, both pre- and post-petition, to the Indenture Trustee, together with its agents and attorneys, including reasonable fees and expenses and costs and expenses of collection, including, but not limited to, reasonable attorneys' fees.
15.      Distributions After Allowance.  After such time as a Disputed Claim
         -----------------------------
becomes, in whole or in part, an Allowed Claim, the Disbursing Agent shall distribute to the holder thereof the distributions, if any, to which such holder is then entitled under the Plan in accordance with the provisions thereof.
16.      Satisfaction of Claims.  Unless otherwise provided under the Plan, any
         ----------------------
distributions and deliveries to be made on account of Allowed Claims under the Plan shall be in complete settlement, satisfaction and discharge of such
Allowed Claims.
17.      Exemption from Securities Laws. The issuance of the Plan Securities
         ------------------------------
including, without limitation, the New Motient Common Stock, the Professional Plan Securities and the Employee Incentive Plan Securities, and the Old Motient Equity Warrants pursuant to the Plan and the offer, sale and issuance of the New Motient Common Stock issuable upon the exercise of the Old Motient Equity Warrants shall be exempt from any securities laws registration requirements to the fullest extent permitted by section 1145 of the Bankruptcy Code. The New Motient Common Stock issuable upon the exercise of the Old Motient Equity Warrants, when issued in accordance with the terms of the Old Motient Equity Warrants and the Old Motient Equity Warrant Agreement, will have been sold in a public offering and will be freely tradeable.
18.      Retention of Causes of Action. Except as specifically provided under
         -----------------------------
the Plan and the Rare Settlement Agreement, nothing contained herein or in the Plan shall be deemed to be a waiver or the relinquishment of any rights, Claims, or causes of action that the Debtors or the Reorganized Debtors may have or which the Reorganized Debtors may choose to assert on behalf of the Estates in accordance with any provision of the Bankruptcy Code or any applicable nonbankruptcy law, including, without limitation (i) any and all Claims against any person or entity, to the extent such person or entity asserts a crossclaim, counterclaim, and/or Claim for setoff which seeks affirmative relief against the Debtors, the Reorganized Debtors, their officers, directors, or representatives,
(ii) the avoidance of any transfer by or obligation of the Estates or the Debtors or the recovery of the value of such transfer, or (iii) the turnover of any property of the Estates. All such rights, Claims and causes of action are retained by the Debtors, their Estates and the Reorganized Debtors for enforcement.
19.      Reservation of Rights. Nothing contained herein or in the Plan shall be
         ---------------------
deemed to be a waiver or relinquishment of any claim, cause of action, right of setoff, or other legal or equitable defense that the Debtors had immediately prior to the Commencement Date, against or with respect to any Claim left unimpaired by the Plan or otherwise. The Reorganized Debtors shall have, retain, reserve, and be entitled to assert all such claims, causes of action, rights of setoff, or other legal or equitable defenses which they or any of them had immediately prior to the Commencement Date fully as if the Reorganization Cases had not been commenced, and all legal and/or equitable rights of any Reorganized Debtor respecting any Claim left unimpaired by the Plan of Reorganization may be asserted after the Confirmation Date to the same extent as if the Reorganization Cases had not been commenced.
20.      Initial Disbursing Agent. The initial Disbursing Agent under the Plan
         ------------------------
shall be Reorganized Motient, provided, however that Reorganized Motient may designate a successor Disbursing Agent upon written notice to the United States Trustee. Reorganized Motient, in its capacity as Disbursing Agent or otherwise, and the other Reorganized Debtors may, after the Effective Date, retain professionals to assist in the implementation of the Plan and the administration of the Reorganization Cases, and may retain professionals in the ordinary course of business, and may pay such professionals without further application to or order of this Court. 21. Setoff. The Debtors and the Reorganized Debtors may, but shall not be required to, set off against any Claim (for purposes of determining the allowed amount of such Claim on which distribution shall be made), any claims of any nature whatsoever that any of the Debtors, the Estates or the Reorganized Debtors may have against the holder of such Claim, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors or Reorganized Debtors of any such Claim any of the Debtors, the Estates, or the Reorganized Debtors may have against the holder of such Claim.
22.      Disputed Claims.  If any portion of a Claim (other than a Fee Claim) is
         ---------------
a Disputed Claim, no payment or distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim.
23.      Objections to Claims. Other than with respect to Fee Claims, only the
         --------------------
Reorganized Debtors shall be entitled to object to Claims. Unless otherwise extended by the Court, any objections to Claims shall be served and filed on or before the later of: (i) one hundred twenty (120) days after the Effective Date;
(ii) thirty (30) days after a request for payment or proof of Claim is timely filed and properly served upon the Debtors; or (iii) such other date as may be fixed by this Court, whether fixed before or after the date specified in clause
(i) hereof. Notwithstanding any authority to the contrary, an objection to a Claim shall be deemed properly served on the claimant if the Debtors or the Reorganized Debtors effect service in any of the following manners: (a) in accordance with Federal Rule of Civil Procedure 4, as modified and made applicable by Bankruptcy Rule 7004; (b) to the extent counsel for a claimant is unknown, by first class mail, postage prepaid, on the signatory on the proof of claim or other representative identified in the proof of claim or any attachment thereto; or (c) by first class mail, postage prepaid, on any counsel that has appeared on the claimant's behalf in the Reorganization Cases.
24.      ADR Procedures. Any Claim as to which a proof of claim was timely filed
         --------------
in the Reorganization Cases shall be determined and liquidated in accordance with the ADR Procedures contained in the Plan Supplement. Any Claim determined and liquidated pursuant to (i) the ADR Procedures, (ii) an Order of the Bankruptcy Court, or (iii) applicable nonbankruptcy law, which determination shall no longer be appealable or subject to review, shall be deemed, to the extent applicable and subject to any provision in the ADR Procedures to the contrary, an Allowed Claim in such liquidated amount and satisfied in accordance with the Plan (provided, that, to the extent a Claim is an Allowed Insured Claim, such Allowed Claim shall be paid from the insurance proceeds available to satisfy such liquidated amount). Nothing contained in this paragraph shall constitute or be deemed a waiver of any Claim, right, or cause of action that the Debtors may have against any person in connection with or arising out of any Claim, including, without limitation, any rights under section 157(b) of title 28 of the United States Code.
25.      Preservation of Insurance.  The discharge and release of the Debtors as
         -------------------------
provided under the Plan shall not diminish or impair the enforceability of any insurance policies that may cover Claims against any Debtor or other Person.
26.      No Recourse.  Notwithstanding that the allowed amount of any particular
         -----------
Disputed Claim is reconsidered under the applicable provisions of the
Bankruptcy Code and Bankruptcy Rules or is allowed in an amount for which after application of the payment priorities established by the Plan there is insufficient value to provide a recovery equal to that received by other holders of Allowed Claims in the respective Class, no Claim holder shall have recourse against the Disbursing Agent, the Debtors, the Creditors' Committee, the Reorganized Debtors, the Informal Committee or any of their respective professional consultants, attorneys, advisors, officers, directors or members or their successors or assigns, or any of their respective property.
27.      11 U.S.C.ss.502(j) .  Nothing in the Plan shall modify any right of a
         ------------------
holder of a Claim under section 502(j) of the Bankruptcy Code.
28.      Pending Effective Date.  As of the Confirmation Date, but subject to
         ----------------------
the occurrence of the Effective Date:
(a)      Term of Injunctions or Stays.  Unless otherwise provided under the Plan
         ----------------------------
or in the Plan Documents, all injunctions or stays arising prior to the Confirmation Date in accordance with section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date;

(b)      Injunction Against Interference With Plan. All holders of Claims and
         -----------------------------------------
Equity Interests and other parties in interest, along with their respective present or former affiliates, employees, agents, officers, directors, or principals, shall be enjoined from taking any actions to interfere with the implementation or consummation of the Plan of Reorganization; and

(c)      Injunction. Except as otherwise provided herein or under the Plan, as
         ----------
of the Confirmation Date, but subject to the occurrence of the Effective Date, all Persons who have held, hold or may hold Claims against or Equity Interests in any of the Debtors or the Estates are, with respect to any such Claims or Interests, permanently enjoined from and after the Confirmation Date from: (i) commencing, conducting or continuing in any manner, directly or indirectly, any suit, action or other proceeding of any kind (including, without limitation, any proceeding in a judicial, arbitral, administrative or other forum) against or affecting the Debtors, the Estates or the Reorganized Debtors or any of their property, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any of the foregoing Persons, or any property of any such transferee or successor; (ii) enforcing, levying, attaching (including, without limitation, any pre-judgment attachment), collecting or otherwise recovering by any manner or means, whether directly or indirectly, of any judgment, award, decree or order against the Debtors, the Estates or the Reorganized Debtors or any of their property, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any of the foregoing Persons, or any property of any such transferee or successor; (iii) creating, perfecting or otherwise enforcing in any manner, directly or indirectly, any encumbrance of any kind against the Debtors, the Estates or the Reorganized Debtors or any of their property, or any direct or indirect transferee of any property of, or successor in interest to, any of the foregoing Persons; (iv) asserting any right of setoff (unless otherwise preserved in the Plan), subrogation, or recoupment of any kind, directly or indirectly, against any obligation due the Debtors, the Estates or the Reorganized Debtors, any of their property, or any direct or indirect transferee of any property of, or successor in interest to, any of the foregoing Persons; and (v) acting or proceeding in any manner, in any place whatsoever, that does not conform to or comply with the provisions of the Plan to the full extent permitted by applicable law. Nothing in this Order or the Plan should be construed to preclude the United States from pursuing any regulatory or police action against any Debtor, Reorganized Debtor, or any other party to the extent not prohibited by the automatic stay of section 362 of the Bankruptcy Code or discharged or enjoined pursuant to sections 524 or 1141(d) of the Bankruptcy Code or other applicable law.

29.      Compromise of Controversies. Pursuant to Bankruptcy Rule 9019, but
         ---------------------------
subject to the provisions of section 10.9 of the Plan (other than in regard to Rare Medium), and in consideration for the classification, distribution and other benefits provided under the Plan, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and controversies resolved pursuant to the Plan, including, without limitation, all Claims arising prior to the Commencement Date, whether known or unknown, foreseen or unforeseen, asserted or unasserted, arising out of, relating to or in connection with the business or affairs of or transactions with the Debtors, including without limitation the compromise and settlement with Rare Medium. The entry of this Order shall constitute this Court's approval of each of the foregoing compromises or settlements, and all other compromises and settlements provided for in the Plan of Reorganization, and this Court's findings shall constitute its determination that such compromises and settlements are in the best interests of the Debtors, the Estates, creditors and other parties in interest, and are fair, equitable and within the range of reasonableness.

30.     Actions Necessary to Effectuate Plan. Each Debtor and Reorganized Debtor
        ------------------------------------
shall be authorized to execute, deliver, file or record the Plan Documents and such other documents, contracts, instruments, releases, and other agreements and take such other action as may be necessary to effectuate and further evidence the terms and conditions of the Plan and this Order and, to the extent permitted by applicable law, such actions shall not require any further action by the security holders or members of any Debtor or Reorganized Debtor. To the extent permitted by applicable law, pursuant to section 303 of the Delaware General Corporation Law and any comparable provision of the business corporation laws of any other state, as applicable, no action of the directors or stockholders of the Debtors or the Reorganized Debtors is required to authorize them to engage in any of the activities set forth in the preceding sentence or as otherwise contemplated by the Plan or this Order or in furtherance thereof and such activities shall be, and hereby are, authorized and approved. The Debtors or Reorganized Debtors may file a copy of this Order in lieu of any amendment, release, termination or other document required to effectuate the terms and conditions of the Plan or this Order and the clerk of any court or political subdivision is directed to file such copy in lieu thereof.
31.      Administrative Expense Claims. Except to the extent that a holder of an
         -----------------------------
Allowed Administrative Expense Claim agrees to a different treatment, the Debtors shall pay to each holder of an Allowed Administrative Expense Claim Cash in an amount equal to such Claim on the later of the Effective Date and the first (1st) Business Day after the date that is thirty (30) calendar days after the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is reasonably practicable; provided, however, that (i) Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtors, as debtors in possession, and (ii) liabilities arising under loans or advances to or other obligations incurred by the Debtors, as debtors in possession, whether or not incurred in the ordinary course of business, shall be paid by the Reorganized Debtors in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any orders or agreements governing, instruments evidencing, or other documents relating to such transactions.
32.      Bar Date for Administrative Expense Claims. Proofs of Administrative
         ------------------------------------------
Expense Claims and requests for payment of Administrative Expense Claims that have arisen on or after January 10, 2002 must be filed and served pursuant to the procedures set forth in this Order or the Notice of Entry of Confirmation Order, no later than forty-five (45) days after the Effective Date.
33.      Exceptions to Bar Date for Administrative Expense Claims. No proof of
         --------------------------------------------------------
Administrative Expense Claim or application for payment of an Administrative Expense Claim need be filed for the allowance of any: (i) expense or liability incurred in the ordinary course of the Reorganized Debtors' businesses on or after the Effective Date; (ii) Administrative Expense Claim held by a trade vendor, which administrative liability was incurred in the ordinary course of business of the Debtor and such creditor after the Commencement Date; (iii) Fee Claims; or (iv) fees of the United States Trustee arising under 28 U.S.C. ss. 1930. All Claims described in clause (i), (ii) and (iv) of the immediately preceding sentence shall be paid by the Reorganized Debtors in the ordinary course of business. Fee Claims shall be paid as provided hereinafter.
34.      Barred Administrative Expense Claims. Any Persons that fail to file a
         ------------------------------------
proof of Administrative Expense Claim or request for payment thereof on or before the Administrative Bar Date as required herein shall be forever barred from asserting such Claim against any of the Debtors, the Estates, the Reorganized Debtors or their property and the holder thereof shall be enjoined from commencing or continuing any action, employment of process or act to collect, offset or recover such Administrative Expense Claim.
35.      Priority Tax Claims. Except to the extent that a holder of an Allowed
         -------------------
Priority Tax Claim agrees to a different treatment, at the sole option of the Reorganized Debtors, each holder of an Allowed Priority Tax Claim shall receive, in full and complete settlement, satisfaction and discharge of its Allowed Priority Tax Claim: (i) Cash in an amount equal to such Allowed Priority Tax Claim on, or as soon thereafter as is reasonably practicable, the later of the Effective Date and the first (1st) Business Day after the date that is thirty
(30) calendar days after the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or (ii) equal annual Cash payments in an aggregate amount equal to such Allowed Priority Tax Claim, together with interest at the interest rate for five (5) year treasury bills or such other set by order of this Court, over a period not exceeding six (6) years after the date of assessment of such Allowed Priority Tax Claim, which shall begin on, or as soon thereafter as is reasonably practicable, the later of the Effective Date and the first Business Day after the date that is thirty (30) calendar days after the date such Priority Tax Claim becomes an Allowed Priority Tax Claim. All Allowed Priority Tax Claims that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business as such obligations become due.
36.      Fee Claims. All Persons seeking an award by this Court of a Fee Claim
         ----------
incurred through and including the Effective Date shall, unless otherwise ordered by this Court: (i) file their respective final applications for allowance of compensation for services rendered and reimbursement of expenses incurred by the date that is no later than forty-five (45) days after the Effective Date; and (ii) be paid in full in such amounts as are approved by this Court upon the later of (a) the date upon which the order relating to any such Fee Claim is entered or (b) upon such other terms as may be mutually agreed upon between the holder of such Fee Claim and the Debtors or, on and after the Effective Date, the Reorganized Debtors (including, without limitation, by the issuance of Professional Plan Securities as appropriate by Reorganized Motient).
37.      Retention of Jurisdiction. On and after the Effective Date, this Court
         -------------------------
shall retain jurisdiction over all matters arising in, arising under, or related to the Reorganization Cases for, among other things, the purposes set forth in section 11 of the Plan.
38.      Plan Modifications. So long as such action does not materially and
         ------------------
adversely affect the treatment of holders of Claims or Equity Interests pursuant to the Plan, the Debtors and/or Reorganized Debtors may institute proceedings in this Court to remedy any defect or omission or reconcile any inconsistencies in the Plan of Reorganization or this Order, with respect to such matters as may be necessary to carry out the purposes and effects of the Plan.
39.      Technical Modifications. Prior to the Effective Date, the Debtors may
         -----------------------
make appropriate technical adjustments and modifications to the Plan and the Plan Documents without further order or approval of this Court, provided that such technical adjustments and modifications do not adversely affect in a material way the treatment of holders of Claims or Equity Interests.
40.      Revocation or Withdrawal of Plan.  The Debtors may revoke or withdraw
         --------------------------------
the Plan prior to the Effective Date. If the Debtors take such action, the Plan and this Order shall be deemed null and void.
41.      Exemption From Certain Transfer Taxes.  To the fullest extent permitted
         -------------------------------------
by applicable law, any transfer or encumbrance of assets or any portion(s) of assets pursuant to, in furtherance of, or in connection with the Plan shall constitute a "transfer under a plan" within the purview of section 1146(c) of the Bankruptcy Code and shall not be subject to transfer, stamp or similar taxes.
42.      Essential Trade Creditor and Other Payments. Notwithstanding the
         -------------------------------------------
contents of the Schedules, Claims listed therein as undisputed, liquidated and not contingent shall be reduced by the amount, if any, that was paid by one or more of the Debtors pursuant to orders of this Court, including, but not limited to, that certain Order Pursuant to Sections 363(b) and 105(a) of the Bankruptcy Code Authorizing Payment of Prepetition Trade Claims of Essential Trade Creditors and Grating Related Relief, dated January 11, 2002. To the extent such payments are not reflected in the Schedules, pursuant to the Plan, such Schedules are hereby amended and reduced to reflect that such payments were made.
43. Payments and Actions Pursuant to Final Orders. The Debtors and the
    ---------------------------------------------
Reorganized Debtors are authorized to pay Claims and to take all other actions in accordance with authorizations contained in any order entered by this Bankruptcy Court prior to the Confirmation Date, all of which such orders shall remain in effect, and nothing in the Plan shall preclude the Debtors and the Reorganized Debtors from taking any such actions. 44. Notice of Entry of this Order. The Debtors or their authorized agent(s) shall serve a notice of entry of this Order, as provided in Bankruptcy Rule 2002(f)(7), to all creditors and equity security holders of the Debtors previously served with notice of the Confirmation Hearing within ten (10) business days after the date of entry of this Order. Such notice satisfies the requirements of Bankruptcy Rules 2002 and 3020(c). 45. Notice of Occurrence of Effective Date. The Debtors or their authorized agent(s) shall serve a notice of the occurrence of the Effective Date of the Plan to all creditors and equity security holders of the Debtors previously served with notice of the Confirmation Hearing within ten (10) business days after the Effective Date.
46.      Notice of Bar Dates. The Debtors or their authorized agent(s) shall
         -------------------
serve a notice of the Administrative Expense Bar Date, the bar date for rejection claims, and the bar date regarding cure amounts on all creditors and equity security holders of the Debtors previously served with notice of the Confirmation Hearing within ten (10) business days after the Effective Date.
47.      Other Notices.  To the extent other notices pertaining to the
         -------------
confirmation or implementation of the Plan are necessary or convenient, the Debtors, or their authorized agent(s), may serve such notices with or without the further approval of this Court.
48.      Combined Notices.  To the extent practicable, the notices required or
         ----------------
permitted in paragraphs 44, 45, 46 and 47 hereof may be combined into one notice.
49.      Ratification of Transactions Prior to Confirmation Date.  This Order
         -------------------------------------------------------
shall, and is hereby deemed to, ratify all transactions effected by the Debtors during the period commencing on the Commencement Date and ending on the Confirmation Date except for any acts constituting willful misconduct, gross negligence, recklessness or fraud.
50.      Consummation of Plan. The provisions of Federal Rule of Civil Procedure
         --------------------
62, as applicable pursuant to Bankruptcy Rule 7062, and Bankruptcy Rule 3020(e) shall not apply to this Order and the Debtors are authorized to consummate the Plan immediately upon entry of this Order.
51.      Conflicts.  To the extent this Order and/or the Plan conflicts with:
         ---------
(i) the Disclosure Statement; (ii) any other agreement (except for the Rare Settlement Agreement) entered into between the Debtors and any party; or
(iii) other orders of the Court, the Plan controls the Disclosure Statement and any such agreements or prior orders, and this Order controls the Plan.
52.      Reference to Plan. Failure specifically to include or reference
         -----------------
particular sections or provisions of the Plan or any related agreement in this Order shall not diminish or impair the effectiveness of such sections or provisions, it being the intent of the Court that the Plan be confirmed and such related agreements be approved in their entirety.
53.      Acts Performed Under the Plan.  All actions to be performed pursuant to
         -----------------------------
the provisions of the Plan on the Effective Date shall be timely if performed as reasonably practicable after the Effective Date as possible.
54.      Plan Supplement and Plan Documents.  The Plan Documents, including, but
         ----------------------------------
not limited to, those set forth in the Plan Supplement as modified, are hereby approved.
55.      Rare Settlement Motion. In regard to the Rare Settlement Motion:
         ----------------------
(a) The Rare Settlement Motion is granted, and the Settlement Agreement (as defined in the Rare Settlement Motion), a copy of which is attached hereto as Exhibit B and incorporated herein by reference, is hereby approved.

(b) To the extent applicable, the Rare Settlement Motion complies with section 1127 of the Bankruptcy Code.

(c) For voting purposes, the Rare Claim (as defined in the Rare Settlement Motion) is allowed in the amount of $19 million.

(d) The Debtors and Rare are authorized, empowered and directed to take all such actions necessary to enter into and to effectuate the Settlement Agreement.

(e) It is hereby determined that the only claims in Class 5 under the Plan shall be the allowed claim of Rare in the amount of $19 million and the allowed claim of Credit Suisse First Boston in the amount of $750,000.00; there shall be no other claims classified in Class 5 of the Plan.

(f) The Court shall retain jurisdiction over the Debtors and Rare with respect to any matters, claims, rights or disputes arising from or related to the Rare Settlement Motion, the Settlement Agreement and/or the implementation of this Order.

56. Upon entry of this Order, the Clerk shall forward copies to the parties indicated on the attached Service List.
Dated:   Alexandria, Virginia
         April 26, 2002


                                                  /s/ Robert G. Mayer
                                                  --------------------
                                                  ROBERT G. MAYER
                                                  UNITED STATES BANKRUPTCY JUDGE
WE ASK FOR THIS:


/s/ H. Slayton Dabney, Jr.                              .
-----------------------------------------------
H. Slayton Dabney, Jr. (VSB No. 14145)
Patrick L. Hayden (VSB No. 30351)
Sarah B. Boehm (VSB No. 45201)
McGUIREWOODS LLP
One James Center
901 East Cary Street
Richmond, VA 23219
(804) 775-1000
Counsel for Debtors and Debtors in Possession

                                  SERVICE LIST

H. Slayton Dabney, Jr., Esq.
McGuireWoods LLP
One James Center
901 East Cary Street
Richmond, VA 23219
Counsel for Debtors and Debtors in Possession

Office of the United States Trustee
115 South Union St.
Plaza Level, Suite 210
Alexandria, Virginia 22314

Allan S. Brilliant, Esq.
Craig P. Druehl, Esq.
Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, NY 10005
Proposed Counsel for the Creditors Committee

Steven B. Levine, Esq.
Brown, Rudnick, Freed & Gesmer
One Financial Center
Boston, Massachusetts 02111
Counsel for State Street Bank and Trust Company

Frank A. Merola, Esq.
Stutman, Treister & Glatt
3699 Wilshire Boulevard, Suite 900
Los Angeles, California 90010
Counsel for Rare Medium Group, Inc.

Steven Polard, Esq.
Perkins Coie LLP
1620 26th Street, 6th Floor
Santa Monica, CA 90404
Counsel for Boeing Satellite Systems, Inc.

James M. Lewis, Esq.
Holland & Knight
1600 Tyson Blvd.
Suite 700
McLean, VA  22102

Edward S. Rosenthal, Esq.
Rich, Greenberg, Rosenthal & Costle, LLP
1317 King St.
Alexandria, VA  22314

G. Michael Curran, Esq.
John E. Leslie, Esq.
McManemin & Smith, P.C.
600 N. Pearl St., Suite 1600
Dallas, TX 75201-2890

Robert O. Tyler, Esq.
206 N. Washington St., #200
Alexandria, VA  22314

Denise A. Kuhn, Esq.
Sr. Deputy Attorney General
Office of the Attorney General
21 S. 12th Street, 3rd Floor
Philadelphia, PA  19107-3603

John E. Helander, Jr., Esq.
666 Dundee Road, #1705
Northbrook, IL 60062

Patrick J. Kearney, Esq.
Foley & Lardner
3000 K Street, NW
Washington, DC 20007

Eric N. Assouline, Esq.
701 Brickell Avenue, Suite 2100
Miami, FL 33131

Martin N. Flics, Esq.
Latham & Watkins
885 Third Avenue
New York, NY 10022-4802

Geoffrey A. Manne, Esq.
Latham & Watkins
555 Eleventh Street, NW
Suite 1000
Washington, DC 20004-1304

                           CERTIFICATE OF ENDORSEMENT

         Pursuant to Local Rule 9022-1(C)(2), I hereby certify a copy of the foregoing Order was served by electronic mail on the following on this 26th day of April, 2002:

Dennis Early, Esq.
Office of the U.S. Trustee
115 South Union St.
Plaza Level, Suite 210
Alexandria, VA  22314

Allan S. Brilliant, Esq.
Craig P. Druehl, Esq.
Milbank, Tweed, Hadley & McCloy
1 Chase Manhattan Plaza
New York, NY 10005

James M. Lewis, Esq.
Holland & Knight
1600 Tyson Blvd.
Suite 700
McLean, VA  22102

Frank A. Merola, Esq.
Stutman, Treister & Glatt
3699 Wilshire Blvd, Suite 900
Los Angeles, CA  90010

Edward S. Rosenthal, Esq.
Rich, Greenberg, Rosenthal & Costle, LLP
1317 King St.
Alexandria, VA  22314

Augustus C. Epps, Esq.
Christian & Barton, LLP
909 East Main Street, Suite 1200
Richmond, VA 23219

                                                   /s/ Patrick L. Hayden
                                                   --------------------------


--------
 1 For convenience of identification, the Plan describes the Allowed Claims in Classes 1, 6 and 8 as single Classes. Each subclass in Classes 1, 6 and 8 are treated under the Plan as a distinct Class for treatment and distribution purposes.
 2 In accordance with an Order of this Court entered on or about the date of entry of this Order, for voting purposes, Boeing Satellite Systems, Inc. is deemed to have voted to accept the Plan with a vote in the amount of $750,000.00 in Class 6A and a vote in the amount of $750,000.00 in Class 6D; such votes are not reflected in the Ballot Certification, but are hereby included therein, and do not change the results of voting reported in the Ballot Certification. Also, an indicated in the Ballot Certification, a ballot rejecting the Plan was submitted by Credit Suisse First Boston and then withdrawn by Credit Suisse First Boston; such withdrawal is approved to the extent required under Rule 3018.